INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED APRIL 30, 2021 TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 9, 2020,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BulletShares 2028 High Yield Corporate Bond ETF (BSJS)

Invesco BulletShares 2030 Corporate Bond ETF (BSCU)

Invesco BulletShares 2030 Municipal Bond ETF (BSMU)

(collectively, the “Funds”)

Effective May 7, 2021, Jeffrey W. Kernagis is no longer a Portfolio Manager of the Funds. Accordingly, on that date, all information and references related to him are removed from the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information.

Please Retain This Supplement For Future Reference.

P-BSCU BSJS BSMU-SUMSTATSAI-SUP 043021